UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 18, 2008

Career Education Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Career Education Corporation (the “Company”) received notification on January 18, 2008 from SLM Corporation, commonly known as Sallie Mae, that Sallie Mae is terminating its Recourse Loan Program with the Company, and more broadly within all of the post-secondary education market, which allows qualifying students to receive private recourse loans to fund their tuition.  Sallie Mae also notified the Company that while it intends to continue their non-recourse programs with the Company, Sallie Mae is also reviewing various aspects of such programs, including underwriting criteria.

The recourse loan agreement with Sallie Mae was entered into on March 1, 2007, with an expiration date of June 30, 2009.  Sallie Mae exercised a termination right within the recourse loan agreement with a prescribed 30 day notice period.  The Company is working with Sallie Mae to arrange continued funding for active students that currently utilize Sallie Mae recourse loans, as well as an interim solution for a period beyond the next 30 days for new students while the Company implements funding alternatives. Students attending CEC schools and universities retain the option to work with Sallie Mae to secure FFELP and non-recourse loans.

The Company is taking steps to reduce the impact that this decision will have on students with the need for this financing.  Given the unrest in the student lending market, the Company has been evaluating alternatives to its recourse loan programs over the past several months to replace or suspend these programs.

Over the next 30 to 45 days, the Company expects to finalize alternatives it has been considering to the Sallie Mae recourse loan program including:

(1)  Blending the source of funds for the recourse loan program using a combination of alternate lenders and funds provided by the Company.
(2)  Funding recourse loans solely from cash flow from operations and cash and cash equivalents.
(3)  Discontinuing the recourse loan program.

Additionally, the Company is examining other options with alternative lenders for the non-recourse products that may be impacted after discussions with Sallie Mae and is reviewing the ability to increase grants, scholarships and other funding sources to help students impacted by the Sallie Mae decision.

The Company has preliminarily estimated that up to $60 million of 2007 annual revenue was related to programs provided to new students who are impacted by the Sallie Mae decision to terminate its recourse loan program. The Company believes it has the financial ability with its balance sheet and credit line to meet the obligations of any of the alternatives being considered.

The Company is in the process of evaluating the impact to 2008 earnings based on alternatives described above and other changes the Company may make in relation to the change in the student lending environment.  The Company will provide an update of its discussions and alternate programs in its regularly scheduled earnings call on February 21, 2008.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for the historical and present factual information contained herein, the matters set forth in this release, including statements identified by words such as "anticipate," "believe," "plan," "expect," "intend," "project," "will," and similar expressions, are forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors that could cause our actual growth, results of operations, performance and business prospects, and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Such forward looking statements include, but are not limited to, those pertaining to our expectations regarding (i) Sallie Mae honoring its loans to current students; (ii) Sallie Mae continuing its non-recourse programs; (iii) Sallie Mae continuing to provide loans within the federal Title IV program; (iv) current students continuing to have the financing they need through existing or revised arrangements; (v) our ability to arrange financing for incoming students through Title IV and other resources; (vi) the ability or willingness of lenders to provide alternative loans to credit worthy students;  (vii) our plans to explore student funding alternatives; (viii) the adequacy of our balance sheet and access to credit facilities to fund increased lending to our students; and (ix) our ability to develop and employ alternatives to increase grants, scholarships and other funding sources.  Many factors may cause the Company's actual results to differ materially from those discussed in any such forward-looking statements, including: risks associated with unfavorable changes in the cost or availability of alternative loans for our students; potential higher bad debt expense or reduced revenue associated with requiring students to pay more of their educational expenses while in school; increased competition; the Company's effectiveness in its regulatory compliance efforts; future financial and operational results, including the impact of the impairment of goodwill and other intangible assets; risks related to our ability to comply with accrediting agency requirements or obtain accrediting agency approvals; risks related to our ability to comply with, and the impact of changes in, legislation and regulations that affect our ability to participate in student financial aid programs; costs, risks, and effects of legal and administrative proceedings and investigations and governmental regulations, and class action and other lawsuits; costs and difficulties related to the integration of acquired businesses; risks related to our ability to manage and continue growth; risks related to the sale of any campuses; risks related to competition, general economic conditions (including, credit market conditions), and other risk factors relating to our industry and business and the factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2006, and from time to time in our other reports filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Michael J. Graham
Michael J. Graham
Executive Vice President and Chief Financial Officer

Dated: January 22, 2008

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